SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          -----------------------------

       Date of Report (Date of earliest event reported): November 5, 2003

                             Dycom Industries, Inc.
             (Exact name of registrant as specified in its charter)

                   Florida                                      0-5423                                59-1277135
         (State or other jurisdiction                   Commission File Number             (I.R.S. Employer Identification
      of incorporation or organization)                                                                Number)

                          -----------------------------

   4440 PGA Boulevard, Suite 500 Palm Beach Gardens, Florida   33410
        (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (561) 627-7171






                             Exhibit Index on Page 3

Item 5.   Other Events.
          -------------

          On November 6, 2003, Dycom Industries, Inc. issued a press release with respect to its proposed acquisition of substantially all of the assets of First South Utility Construction, Inc. The press release is attached hereto as
Exhibit 99.1 and is incorporated in its entirety by reference herein.



Item  7.  Financial Statements and Exhibits.
          ----------------------------------

          (c) EXHIBITS.

              99.1    Press Release dated November 6, 2003.

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release dated November 6, 2003.

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DYCOM INDUSTRIES, INC.

                               By:    /s/ Steven Nielsen
                                   -------------------------------------
                                   Name:  Steven Nielsen
                                   Title: President and Chief Executive Officer